UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported)

March 11, 2008

Commission File Number

0-28378

AmREIT
(Exact name of registrant as specified in its charter)

TEXAS		76-0410050
(State or other jurisdiction of Incorporation or organization)		(IRS Employer Identification No.)
8 Greenway Plaza, Suite 1000, Houston, Texas 77046	713-850-1400
(Address of principal executive offices)	(Registrant’s telephone number)

[N/A]
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02.  Results of Operations and Financial Condition

On March 11, 2008, the Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2007. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1. Attached as Exhibit 99.2 is the Supplemental Financial Information which accompanies this press release.

The Company’s press release announcing its financial results for its fourth quarter and year ended December 31, 2007, contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The press release attached to this Form 8-K as Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section.

Item 9.01.  Financial Statement and Exhibits

Exhibits.	The following exhibits are furnished as part of this current report on Form 8-K:

99.1	Press release dated March 11, 2008
99.2	Supplemental Financial Information

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AmREIT

		By:	/s/ Chad C. Braun
Chad C. Braun, Chief Financial Officer

Dated:	March 12, 2008